Execution Version Certain confidential portions of this Exhibit were omitted by means of marking such portions [**] because the identified confidential portions are not material. DB1/ 173449794.10 SECONDARY STOCK PURCHASE AND EXCHANGE AGREEMENT This Secondary Stock Purchase and Exchange Agreement (this “Agreement”) is made and entered into as of November 5, 2026 (the “Effective Date”), by and among Skydio, Inc., a Delaware corporation (the “Company”), the entities executing this Agreement (each, a “Seller” and, collectively, the “Sellers”), each of which is a member of one of the investor groups set forth on Schedule A (each such group, a “Seller Group”), and Axon Enterprise, Inc. (the “Purchaser”). WHEREAS, concurrently with the execution of this Agreement, the Purchaser is purchasing shares of the Company’s Series G Preferred Stock, par value $0.00002 per share (the “Series G Preferred Stock”), pursuant to a Series G Preferred Stock Purchase Agreement (the “Primary Transactions Agreement”) between the Company and the Purchaser. WHEREAS, promptly following the Effective Date, the Purchaser shall conduct a tender offer to acquire up to 68,451,508 shares of Series G Preferred Stock (after giving effect to the Exchange as defined herein) from holders of the Company’s capital stock (the “Tender Offer”); provided, that no Seller shall be permitted to participate in the Tender Offer. WHEREAS, following the settlement of the Tender Offer, each Seller Group desires to sell to the Purchaser a number of shares, collectively, such that following the Backstop Closing (as defined below) and the purchase of 1,548,492 shares of Series G Preferred Stock in connection with the Committed Secondary (as defined in the Primary Transactions Agreement), the Purchaser will have acquired an aggregate of 120,000,000 shares of Series G Preferred Stock (the “Target Series G Shares”) pursuant to the Primary Transactions Agreement, the Tender Offer, that certain Secondary Stock Purchase and Exchange Agreement dated August 21, 2026, by and among the Company, the Purchaser, and Michael B. Slade (the “Slade Secondary Agreement”), the Committed Secondary, and this Agreement. WHEREAS, concurrently with entry into the Primary Transactions Agreement, the Company, the Purchaser and the Sellers are entering into this Agreement under which, following the settlement of the Tender Offer, the Company shall exchange, as necessary in connection with the Backstop Closing, with each Seller, shares of the Company’s capital stock held by the Sellers and identified opposite such Sellers’ names on Schedule A (such shares, collectively, the “Pre- Exchange Shares”) in the allocations listed on Schedule A for an equivalent number of shares of Series G Preferred Stock (such exchange for the Backstop Closing, the “Exchange”), on a one- for-one basis and for no additional consideration, such that immediately following the Exchange and prior to the Backstop Closing, each Seller shall hold shares of Series G Preferred Stock in lieu of the Pre-Exchange Shares previously held by such Seller. WHEREAS, in connection with the Backstop Closing, the Purchaser has agreed to provide each Seller with customary resale registration rights with respect to the Purchaser Stock (as defined below) received by such Seller, as set forth in a Registration Rights Agreement to be entered into by the Purchaser and such Sellers substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”). NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which

DB1/ 173449794.10 are hereby acknowledged, the parties hereby agree as follows: 1. Backstop; Waiver of Transfer Restrictions. 1.1 Backstop. Following the settlement of the Tender Offer, if the number of Backstop Shares (as defined below) is greater than zero, each Seller Group, severally and not jointly, hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase, at a purchase price of $10.19617 per share (the “Series G Price”), a number of shares equal to the product of the Backstop Shares and such Seller Group’s Pro Rata Percentage set forth opposite such Seller Group’s name on Schedule A, rounded to the nearest whole share (such transaction, the “Backstop Purchase” and each Seller Group’s pro rata portion, the “Group Backstop Portion”), which Group Backstop Portion shall be allocated among, and sold by, the Sellers within such Seller Group as provided in Section 1.7 (each such Seller’s allocated portion, its “Seller Backstop Portion”). “Backstop Shares” shall refer to the difference of (a) the Target Series G Shares and (b) the sum of (i) the aggregate number of shares of Series G Preferred Stock acquired by the Purchaser pursuant to the Primary Transactions Agreement, the Slade Secondary Agreement, and the Tender Offer, and (ii) the number of shares to be purchased in connection with the Committed Secondary, whether or not the Committed Secondary has been consummated as of the Backstop Closing. As used in this Agreement, “Shares” means the shares of Series G Preferred Stock received by each Seller in the Exchange and sold and transferred to the Purchaser pursuant to the Backstop Purchase. 1.2 Backstop Consideration. The aggregate purchase price payable to each Seller for its Seller Backstop Portion at the Backstop Closing shall be the product of the Seller Backstop Portion and the Series G Price (the “Purchase Price”) and shall be paid in a combination of cash (such cash portion, the “Cash Consideration”) and shares of common stock of the Purchaser (the “Purchaser Stock” and such shares, the “Equity Consideration”). The portion of each Seller’s Purchase Price payable in the form of Equity Consideration shall not exceed sixty percent (60%) of such Seller’s Purchase Price, and the remainder of such Seller’s Purchase Price shall be payable in the form of Cash Consideration; provided, however, that in no event shall the aggregate value of the Equity Consideration issued to any “Ultimate Parent Entity” (as defined under the Hart–Scott–Rodino Antitrust Improvements Act of 1976) of any Seller (valued at the Reference Price (as defined below)) exceed $133,000,000.00. The number of shares of Purchaser Stock issuable to each Seller as Equity Consideration shall equal the quotient obtained by dividing (x) the dollar amount of such Seller’s Purchase Price payable in the form of Equity Consideration by (y) the Reference Price, rounded down to the nearest whole share. Notwithstanding the foregoing, in no event shall the aggregate number of shares of Purchaser Stock issued as Equity Consideration under this Agreement, together with all other shares of Purchaser Stock issued or issuable by the Purchaser to the Company or any of the Company’s securityholders in connection with the Purchaser’s acquisition of equity securities of the Company (including pursuant to the Primary Transactions Agreement, any tender offer by the Purchaser for shares of the Company’s capital stock and the Committed Secondary), exceed 19.99% of the shares of Purchaser Stock outstanding immediately prior to the Effective Date (the “Issuance Cap”); and to the extent the number of shares of Purchaser Stock that would otherwise be deliverable as Equity Consideration hereunder would cause the aggregate number of shares of Purchaser Stock so issued to exceed the Issuance Cap, the portion of the Equity Consideration corresponding to such excess shall instead be paid by the Purchaser to the applicable Sellers in cash, allocated among such Sellers pro rata

DB1/ 173449794.10 based on their respective Equity Consideration, by wire transfer of immediately available funds at the Backstop Closing. 1.3 Backstop Share Transfer Restrictions. From and after the Effective Date until the earlier of (i) the Backstop Closing and (ii) the date on which the Purchaser’s obligation to consummate the Backstop Purchase terminates in accordance with this Agreement, each Seller shall (A) continue to beneficially and of record own, and shall not, directly or indirectly, sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of, or enter into any agreement, arrangement or understanding to sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of, the Maximum Group Backstop Portion (as defined below), (B) not take, or omit to take, any action that would reasonably be expected to prevent, materially delay or impair such Seller’s ability to consummate the Backstop Purchase in accordance with the terms of this Agreement, and (C) not, and cause its Affiliates not to, tender, offer to tender or otherwise submit any shares of the Company’s capital stock held by such Seller for purchase pursuant to the Tender Offer, or otherwise participate in the Tender Offer. “Maximum Group Backstop Portion” means, with respect to each Seller Group, the product of (x) 94,800,000 less the number of shares to be purchased in connection with the Committed Secondary and (y) such Seller Group’s Pro Rata Percentage set forth opposite such Seller Group’s name on Schedule A, rounded to the nearest whole share. For purposes of this Section 1.3, references to Maximum Group Backstop Portion shall include the shares of capital stock of the Company held by such Seller that are to be exchanged for Series G Preferred Stock pursuant to Section 2.7 in order to satisfy such Seller’s obligations with respect to its Maximum Group Backstop Portion. 1.4 Reference Price; Fractional Shares. For purposes of this Agreement, (i) the “Reference Price” means the volume-weighted average price per share of Purchaser Stock on the Nasdaq Global Select Market for the ten (10) consecutive trading days ending on (and including) the trading day immediately preceding two (2) Business Days prior to the Backstop Closing (such end date, the “Reference Date”), as reported by S&P Capital IQ or any other source mutually acceptable to the Company and the Purchaser; (ii) in lieu of any fractional share of Purchaser Stock that would otherwise be deliverable as Equity Consideration, the Purchaser shall pay to each Seller an amount in cash (rounded to the nearest whole cent) equal to the product of such fractional share and the Reference Price; and (iii) if, during the measurement period described in clause (i) or between the Reference Date and the Backstop Closing, the outstanding shares of Purchaser Stock are changed into a different number of shares or a different class by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination or similar transaction, the Reference Price shall be equitably and proportionately adjusted to provide each Seller and the Purchaser the same economic effect as contemplated by this Agreement immediately prior to such event. 1.5 Waiver of Transfer Restrictions. The Company hereby consents to (a) the Exchange as described in Section 2.7 and (b) the sale of the Shares in the Secondary Transactions, and, in each case, waives and relinquishes any restrictions on transfer or rights of first refusal the Company may have under the Company’s bylaws, any agreement under which the Pre-Exchange Shares were originally acquired, or under any other agreement binding on the Company and Seller (such restrictions, the “Transfer Restrictions”).

DB1/ 173449794.10 1.6 Rights in Shares. Until the Exchange, each Seller shall be deemed the holder of the Pre-Exchange Shares and shall possess all rights with respect thereto. Immediately upon the Exchange, each Seller shall hold the Shares and, given the non-voting nature of the Series G Preferred Stock, shall have no voting rights with respect thereto, but shall retain the right to receive dividends (if declared) until delivery of the Shares to the Purchaser at the Backstop Closing. Until such time as the Shares are delivered to the Purchaser at the Backstop Closing, each Seller shall retain all incidents of ownership except (i) the right of possession thereof and (ii) the right to sell, assign, pledge, hypothecate or otherwise dispose of or encumber such Shares or any interest therein. 1.7 Seller Allocation. Each Seller Group’s Pro Rata Percentage and Maximum Group Backstop Portion shall be fixed on the Effective Date, with each Seller Group obligated to sell its Group Backstop Portion determined in accordance with Section 1.1. The allocation of that aggregate obligation among the Sellers within each Seller Group shall be determined after the Effective Date and prior to the Backstop Closing in accordance with this Section 1.7. No later than five (5) Business Days prior to the Backstop Closing, each Seller Group shall deliver to the Company and the Purchaser a written notice (a “Seller Allocation Notice”) that (i) identifies each Seller within such Seller group that will sell shares at such Closing, (ii) specifies, for each such Seller, the number, class and series of shares of the Company’s capital stock that will constitute such Seller’s Pre-Exchange Shares to be exchanged pursuant to Section 2.7 and sold at such Closing, and (iii) sets forth the number of shares of Series G Preferred Stock to be sold by such Seller (such Seller’s Seller Backstop Portion). The shares of Series G Preferred Stock into which the Pre-Exchange Shares identified in a Seller Allocation Notice are exchanged must equal, in the aggregate, such Seller Group’s Seller Backstop Portion. Upon delivery of a Seller Allocation Notice, (A) Schedule A shall be deemed automatically updated to reflect the Sellers and Pre- Exchange Shares so identified, (B) the shares so identified shall constitute such Seller’s Pre- Exchange Shares for all purposes of this Agreement, and (C) each such Seller shall be severally (and not jointly) obligated to sell its Seller Backstop Portion at the Backstop Closing. If a Seller Group does not deliver a Seller Allocation Notice by the time specified above, the shares to be sold by such Seller Group shall be allocated among the Sellers within such Seller Group pro rata based on the total number of shares held by all Sellers within such Seller Group. 2. Closing; Delivery. 2.1 Closing. The closing of the Backstop Purchase (the “Backstop Closing”) shall occur five (5) Business Days following the settlement of the Tender Offer, or at such other time as the Purchaser, the Company and Sellers holding a majority of the shares of the Company’s capital stock held by all Sellers may agree in writing; provided, however, that, notwithstanding anything to the contrary in this Agreement, in no event shall the Backstop Closing occur later than the date that is one hundred eighty (180) days following the Effective Date (the “Outside Date”). At the Backstop Closing, (a) each Seller shall sell, assign, transfer and deliver to the Purchaser all right, title and interest in and to such Seller’s Seller Backstop Portion, free and clear of all Liens other than restrictions arising under applicable securities laws and the Transaction Agreements, and (b) the Purchaser shall deliver to each Seller the Cash Consideration and Equity Consideration payable in respect of such Seller’s Seller Backstop Portion in accordance with Section 1.1, in each case on the same terms and conditions as those contained in this Agreement. If requested by a Seller in writing prior to the Backstop Closing, the

DB1/ 173449794.10 Purchaser will delay delivery of such Seller’s portion of the Backstop Shares for up to ten (10) Business Days following the Backstop Closing. 2.2 Deliveries by Seller. Prior to the Exchange, each Seller shall deliver to the Company to be held in escrow pending the Exchange and the Backstop Closing pursuant to Subsection 2.5 below (the “Transfer Escrow”), on such Seller’s behalf (a) any stock certificates representing the Pre-Exchange Shares identified on Schedule A held by such Seller, if in such Seller’s possession (or if such certificates have been lost, stolen or destroyed, an affidavit and indemnity in a form acceptable to the Purchaser), to be exchanged pursuant to Section 2.7 and thereafter sold at the Backstop Closing, and (b) any other documentation reasonably requested by the Company or the Purchaser to effect the Exchange and the subsequent transfer of such Shares by such Seller. In addition, each Seller shall deliver to the Company and the Purchaser at or prior to the Backstop Closing, a duly authorized and executed copy of this Agreement and a duly executed counterpart of the Registration Rights Agreement, in each case the delivery of which is hereby acknowledged to be an express condition of the Company’s execution, delivery and performance pursuant to this Agreement and the transactions contemplated hereby. If the Exchange and the Backstop Closing should not occur for any reason with respect to any Seller, such Seller’s stock certificate representing the Pre-Exchange Shares then held by the Company in the Transfer Escrow shall be returned to such Seller. 2.3 Deliveries by Purchaser. It shall be an express condition for the Backstop Closing that the Purchaser shall deliver to each Seller, the full Purchase Price for the Shares being purchased from such Seller at the Backstop Closing, as set forth on Schedule A, consisting of (i) the cash portion of the Purchase Price, by wire transfer pursuant to Seller’s wire instructions, as provided to the Purchaser by the Sellers, and (ii) the Purchaser Stock portion of the Purchase Price, by delivery to each Seller the shares of Purchaser Stock issuable to such Seller in book-entry form (registered in the name of the Seller), and the Purchaser shall deliver to each Seller, at or promptly following the Backstop Closing, a statement or other written confirmation from the Purchaser’s transfer agent evidencing such book-entry issuance. In addition, the Purchaser shall deliver at or prior to the Backstop Closing to (i) the Company and Sellers, a duly authorized and executed copy of this Agreement, in each case the delivery of which is hereby acknowledged to be an express condition of the Company’s execution, delivery and performance pursuant to this Agreement and the transactions contemplated hereby and (ii) the Company, a duly authorized and executed copy of the Primary Transactions Agreement, the Transaction Agreements and any and all other documents contemplated thereby, and (iii) the Sellers, a duly executed Registration Rights Agreement. 2.4 Deliveries by the Company. The Company hereby delivers to the Sellers and the Purchaser an executed copy of this Agreement, and agrees (i) at the Exchange, to cancel each Seller’s stock certificates representing the Pre-Exchange Shares held in the Transfer Escrow and to issue to such Seller a new electronic stock certificate representing the Shares received by such Seller in the Exchange, in accordance with Subsection 2.7 below, (ii) at the Backstop Closing, to cancel each Seller’s stock certificate representing the Shares sold to the Purchaser and to issue to the Purchaser a new electronic stock certificate representing the Shares purchased by the Purchaser at the Backstop Closing, in accordance with Subsection 2.5 below, and (iii) at the Backstop Closing, to deliver to the Purchaser FIRPTA documentation consisting of (A) a notice to the Internal Revenue Service (the “IRS”), in accordance with the requirements of

DB1/ 173449794.10 Treasury Regulations Section 1.897-2(h)(2), dated as of the date of the Backstop Closing and executed by the Company, together with written authorization for the Purchaser to deliver such notice to the IRS on behalf of the Company after the Backstop Closing and (B) a FIRPTA certificate, in accordance with the requirements of Treasury Regulations Sections 1.1445-2(c)(3) and 1.897-2(h), dated as of the date of the Backstop Closing and executed by the Company. The Purchaser acknowledges that the Purchaser will not be issued a stock certificate for any Pre- Exchange Shares or for the Shares issued to a Seller in the Exchange, but instead will receive a stock certificate representing the Shares purchased by the Purchaser at the Backstop Closing. 2.5 Deliveries of Stock Certificate. At the Exchange, each Seller hereby instructs the Company to (a) cancel any stock certificate, electronic or otherwise, issued to such Seller representing the Pre-Exchange Shares held in the Transfer Escrow, and (b) issue a duly executed electronic stock certificate evidencing the Exchange Stock received by such Seller in the Exchange. At the Backstop Closing, each Seller hereby instructs the Company to (a) cancel the stock certificate issued to such Seller representing the Shares to be sold at the Backstop Closing, (b) issue a duly executed electronic stock certificate evidencing the Shares being purchased by the Purchaser at the Backstop Closing in Purchaser's name, and (c) issue a duly executed electronic stock certificate evidencing the number of shares of the Company’s stock, if any, remaining after the transfer to the Purchaser, in such Seller’s name, to be delivered to such Seller. 2.6 Stock Power and Transfer. Each of the parties agrees that this Agreement shall constitute a stock power or other necessary authorization to transfer, as the case may be, authorizing the Company and/or its transfer agent to record on its books and records (i) the Exchange and (ii) the transfer of the Shares from each Seller to the Purchaser, and to effect the other cancellations and issuances described herein. 2.7 Exchange. (a) Conditioned on and effective immediately prior to the Backstop Closing, the Company shall exchange with each Seller that number of Pre-Exchange Shares to be sold by such Seller to the Purchaser pursuant to this Agreement for an equivalent number of shares of Series G Preferred Stock (the “Exchange Stock”), on a one-for-one basis, for no additional consideration from the Seller, and each Seller shall exchange with the Company the Pre-Exchange Shares identified on Schedule A for the shares of Exchange Stock. (b) Immediately following the Exchange, each Seller shall hold shares of Exchange Stock in lieu of the Pre-Exchange Shares previously held by such Seller, and such Exchange Stock shall constitute the Shares sold by such Seller to the Purchaser at the Backstop Closing pursuant to Section 1.1. For the avoidance of doubt, the Purchaser shall not at any time acquire, hold, or have any right, title or interest in or to the Pre-Exchange Shares in connection with the transactions contemplated by this Agreement. (c) On or prior to the Exchange, the Company will have authorized a sufficient number of shares of Exchange Stock to effect the Exchange and Common Stock issuable upon conversion of such shares of Exchange Stock (the “Conversion Shares”), all having the rights, preferences, privileges and restrictions set forth in the Eighth Amended and

DB1/ 173449794.10 Restated Certificate of Incorporation of the Company (the “Restated Certificate”). The Company and the Purchaser hereby acknowledge and agree that the Shares shall have the rights, preferences and privileges and be subject to the obligations contained in each of the Transaction Agreements as if such shares were purchased pursuant to the terms of the Primary Transactions Agreement. 2.8 Conditions to the Closing. The obligations of the Purchaser, the Sellers and the Company to consummate the Exchange and the Backstop Closing are subject to the satisfaction or waiver (by the applicable party or parties), at or prior to the Backstop Closing, of each of the following conditions: (a) the representations and warranties of each Seller set forth in Section 4, of the Purchaser set forth in Section 3, and of the Company set forth in Section 5, shall be true and correct in all material respects as of the Effective Date and as of the Backstop Closing, except (x) for representations and warranties that speak as of a specified date, which shall be true and correct in all material respects as of such date, and (y) that, with respect to the representations and warranties of the Company incorporated pursuant to Section 5.1: (i) The representations and warranties of the Company contained in Section 2 of the Primary Transactions Agreement (other than the Fundamental Representations (as defined in the Primary Transactions Agreement)) shall be true and correct as of the Effective Date (or, in the case of representations and warranties that speak as of a specified date, as of such specified date), except as would not constitute a Material Adverse Effect (as defined in the Primary Transactions Agreement); (ii) The Fundamental Representations shall be true and correct in all material respects as of the Effective Date, except for representations and warranties that speak as of a specified date, which shall be true and correct in all material respects as of such date; (iii) The Closing Representations (as defined in the Primary Transactions Agreement) (other than the representations and warranties set forth in Section 2.8 of the Primary Transactions Agreement included in the Closing Representations) shall be true and correct in all material respects as of the Backstop Closing, except for representations and warranties that speak as of a specified date, which shall be true and correct in all material respects as of such date. The representations and warranties set forth in Section 2.8 of the Primary Transactions Agreement included in the Closing Representations shall be true and correct as of the Backstop Closing (or, in the case of representations and warranties that speak as of a specified date, as of such specified date), except where the failure of such representations and warranties to be true and correct has not resulted in, or would not reasonably be expected to result in, a material impairment of (i) the Company Intellectual Property (as defined in the Primary Transactions Agreement), taken as a whole, or (ii) the Company’s ability to conduct its business; and (iv) The representations and warranties of the Company contained in Section 2 of the Primary Transactions Agreement (other than the Closing Representations) shall be true and correct as of the Backstop Closing (or, in the case of

DB1/ 173449794.10 representations and warranties that speak as of a specified date, as of such specified date), except as would not constitute a Material Adverse Effect. (b) each party shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement required to be performed or complied with on or before the Backstop Closing; and (c) the Closing (as defined in the Primary Transactions Agreement) shall have occurred. For the avoidance of doubt, the conditions set forth in Section 2.8(a) (solely as to the representations and warranties of the Sellers) and Section 2.8(b) (solely as to the covenants, agreements and obligations of the Sellers) shall apply severally, and not jointly, with respect to each Seller, and the failure of any such condition with respect to any one Seller shall not affect the obligations of the parties to consummate the Exchange and the Backstop Closing with respect to any other Seller consistent with Section 2.2. 2.9 Termination. This Agreement may be terminated, and the Exchange and the transactions contemplated hereby may be abandoned, at any time prior to the Backstop Closing: (a) by mutual written consent of the Company, the Purchaser and the Sellers; (b) by either the Purchaser or the Company if a governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or a final and non-appealable order permanently enjoining or otherwise prohibiting the transactions contemplated by this Agreement; provided, that any termination pursuant to this Subsection 2.9(b) shall not be available to any party who has breached this Agreement if such breach caused, or has resulted in, such order having been issued; or (c) by the Purchaser, the Company or any Seller (in the case of any Seller, solely with respect to such Seller), if the Backstop Closing has not occurred on or before the Outside Date; provided that the right to terminate pursuant to this Section 2.9(c) shall not be available to any party whose material breach of this Agreement has been the primary cause of the failure of the Backstop Closing to occur on or before the Outside Date. 3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Sellers and the Company as follows: 3.1 Authorization. The Purchaser has full power and authority to enter into this Agreement and the Registration Rights Agreement and such agreements constitute its valid and legally-binding obligation, enforceable against the Purchaser in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. All corporate action required to be taken by the Purchaser’s board of directors and stockholders in order to authorize the Purchaser to enter into this Agreement and the Registration Rights Agreement and to issue the Purchaser Stock to the Sellers has been taken or will be taken

DB1/ 173449794.10 prior to the Backstop Closing. All action on the part of the officers of the Purchaser necessary for the execution and delivery of this Agreement and the Registration Rights Agreement and the issuance and delivery of the Purchaser Stock to the Sellers has been taken or will be taken prior to the Backstop Closing. 3.2 Purchase for Own Account for Investment. The Purchaser is purchasing the Shares (together with the Conversion Shares, the “Securities”) for the Purchaser’s own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”). The Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Securities, and the Purchaser has not granted or agreed to grant any beneficial ownership of any of the Securities to any other person (other than the members, manager, partners and/or stockholders of the Purchaser who may be deemed to have an indirect beneficial interest by virtue of their ownership interests in the Purchaser). The Purchaser was not formed for the specific purpose of acquiring the Securities. 3.3 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. 3.4 Access to Information. The Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser considers important in making the decision to acquire the Securities. The foregoing does not limit or modify the representations and warranties of (i) the Company in Section 2 of the Primary Transactions Agreement or the right of the Purchaser to rely thereon, (ii) each Seller in Section 4 of this Agreement or the right of the Purchaser to rely thereon, or (iii) the Company in Section 5 of this Agreement or the right of the Purchaser to rely thereon. 3.5 Understanding of Risks. The Purchaser is fully aware of: (a) the highly speculative nature of the Securities; (b) the financial hazards involved; (c) the lack of liquidity of the Securities; (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of acquiring the Securities. The foregoing does not limit or modify the representations and warranties of (i) the Company in Section 2 of the Primary Transactions Agreement or the right of the Purchaser to rely thereon, (ii) each Seller in Section 4 of this Agreement or the right of the Purchaser to rely thereon, or (iii) the Company in Section 5 of this Agreement or the right of the Purchaser to rely thereon. 3.6 Purchaser’s Qualifications. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of this prospective investment, has the capacity to protect the Purchaser’s own interests in connection with this transaction, and is financially capable of bearing a total loss of the Securities. The foregoing does not limit or modify the representations and warranties of (i) the Company in Section 2 of the Primary Transactions Agreement or the right of the Purchaser to rely thereon, (ii) each Seller in Section 4 of this Agreement or the right of the Purchaser to rely thereon, or (iii) the Company in Section 5 of this Agreement or the right of the Purchaser to rely thereon.

DB1/ 173449794.10 3.7 No General Solicitation. At no time was the Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television, Internet or other form of general advertising or solicitation in connection with the Securities. 3.8 Compliance with Securities Laws. The Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by the Purchaser herein, the Securities are not being registered with the Securities and Exchange Commission (“SEC”) under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the “Law”), but instead are being transferred under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law or other applicable securities laws which impose certain restrictions on the Purchaser’s ability to transfer the Securities. 3.9 Securities Law Restrictions on Transfer. The Purchaser understands that the Purchaser may not transfer any Securities unless such Securities are registered under the 1933 Act or qualified under the Law or other applicable securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. The Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations or other applicable securities commissioners and that the Company is under no obligation to do so with respect to the Securities, other than as may be required under the Investors Rights Agreement (as defined in the Primary Transactions Agreement). The Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit the Purchaser to transfer all or any of the Securities in the amounts or at the times proposed by the Purchaser. 3.10 Rule 144. The Purchaser acknowledges that, because the Securities have not been registered under the 1933 Act, the Securities must be held indefinitely unless subsequently registered under the 1933 Act or unless an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the 1933 Act (“Rule 144”). In particular, the Purchaser is aware that the Securities may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. 3.11 Access to and Review of Company Information. The Purchaser represents that it is experienced in evaluating early-stage companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment. Purchaser (a) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the purchase of the Shares, (b) has been afforded an opportunity to ask questions and receive answers from the Sellers and from the Company regarding the transactions contemplated by this Agreement, and (c) has independently and without reliance upon the Sellers, and based on such information and the advice of such advisors as Purchaser has deemed appropriate, made its own analysis and decision to enter into this Agreement. Purchaser acknowledges that neither the Company, the Sellers nor any affiliates thereof is acting as a fiduciary or financial or investment adviser to the Purchaser, and has not

DB1/ 173449794.10 given the Purchaser any investment advice, opinion or other information on whether the purchase of the Shares is prudent. Purchaser acknowledges that (i) the Sellers and the Company currently may have, and later may come into possession of, information with respect to the Company that is not known to Purchaser and that may be material to a decision to purchase the Shares (“Purchaser Excluded Information”), (ii) Purchaser has determined to purchase the Shares notwithstanding its lack of knowledge of Purchaser Excluded Information and (iii) the Sellers shall not have any liability to Purchaser, and Purchaser waives and releases any claims that it might have against the Sellers whether under applicable securities laws or otherwise, with respect to the nondisclosure of Purchaser Excluded Information in connection with the purchase of the Shares and the transactions contemplated by this Agreement. Purchaser understands that the Sellers will rely on the accuracy and truth of the foregoing representations, and Purchaser hereby consents to such reliance. The foregoing does not limit or modify the representations and warranties of (i) the Company in Section 2 of the Primary Transactions Agreement or the right of the Purchaser to rely thereon, (ii) each Seller in Section 4 of this Agreement or the right of the Purchaser to rely thereon, or (iii) the Company in Section 5 of this Agreement or the right of the Purchaser to rely thereon. Notwithstanding anything to the contrary in this Section 3.11, nothing in this Section 3.11 shall limit, waive or release any claim of Purchaser for fraud, intentional misrepresentation or willful breach. 3.12 Future Gains. Neither the Sellers nor the Company have made any representation to the Purchaser concerning the advisability of the Purchaser’s decision to purchase the Sellers’ Shares or the current or potential future value thereof. The foregoing does not limit or modify the representations and warranties of (i) the Company in Section 2 of the Primary Transactions Agreement or the right of the Purchaser to rely thereon, (ii) each Seller in Section 4 of this Agreement or the right of the Purchaser to rely thereon, or (iii) the Company in Section 5 of this Agreement or the right of the Purchaser to rely thereon. 3.13 No Purchaser Reimbursement. No portion of the Purchase Price paid by the Purchaser has been or will be delivered, paid or remitted, directly or indirectly, to the Purchaser or any of its affiliates. The Purchaser has not entered and will not enter into any agreement providing for the delivery, payment or remittance, directly or indirectly, of any portion of the Purchase Price paid by the Purchaser or any of its affiliates. 3.14 Tax Matters. The Purchaser expressly acknowledges and agrees that other than as expressly stated in this Agreement and the Primary Transactions Agreement, neither the Sellers nor the Company, nor any of their respective agents has made any representation to the Purchaser with respect to the tax or other financial treatment of the transactions contemplated by this Agreement. 3.15 Valid Issuance of Purchaser Stock. The Purchaser Stock, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer set forth in the Registration Rights Agreement, under applicable state and federal securities laws and liens or encumbrances created by or imposed by a Seller. Assuming the accuracy of the representations of the Sellers in Section 4 of this Agreement, the Purchaser Stock will be issued in compliance with all applicable federal and state securities laws.

DB1/ 173449794.10 3.16 Government Consents and Filings. Assuming the accuracy of the representations made by the Sellers in Section 4 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement, except for (i) the filings contemplated by the Registration Rights Agreement and (ii) filings pursuant to applicable state securities laws, which have been made or will be made in a timely manner. 3.17 Compliance with Other Instruments. The Purchaser is not in violation or default (i) of any provisions of its Amended and Restated Certificate of Incorporation or its Bylaws, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any agreement or contract to which it is a party or by which it is bound, or (v) to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Purchaser and with respect to clauses (i) through (v), the violation of which would have a material adverse effect on the Purchaser or the Purchaser Stock. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby, including the issuance of the Purchaser Stock, will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (ii) an event which results in the creation of any lien, charge or encumbrance upon the Purchaser Stock. 3.18 SEC Filings. The Purchaser has filed or furnished, on a timely basis, all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC since January 1, 2024 (collectively, and together with all exhibits and schedules thereto and documents incorporated by reference therein, the “SEC Reports”). As of their respective filing dates (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing), each of the SEC Reports complied in all material respects with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002, and the rules and regulations of the SEC promulgated thereunder, in each case as in effect on the applicable filing date. As of their respective filing dates (or, if amended or superseded, as of the date of the last such amendment or superseding filing), none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that, with respect to any financial statements or other financial information subsequently restated, revised or corrected in the Purchaser’s Annual Report on Form 10-K/A filed with the SEC on May 7, 2025, the foregoing representation shall apply to such financial statements and financial information as so restated, revised or corrected and not as originally reported. The financial statements of the Purchaser included in the SEC Reports, in each case giving effect to any restatement, revision or correction thereof reflected in any SEC Report filed prior to the date hereof, were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim statements, as permitted by Form 10-Q, and subject, in the case of unaudited interim statements, to normal year-end audit adjustments) and fairly present in all material respects the consolidated financial position of the

DB1/ 173449794.10 Purchaser and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the periods then ended. 4. Representations and Warranties of the Sellers. Each Seller, severally and not jointly, represents and warrants to the Company and the Purchaser as follows: 4.1 Transfer for Own Account. Seller is selling the Shares for Seller’s own account only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the 1933 Act. No portion of the Purchase Price will be received indirectly by the Company. 4.2 No General Solicitation. At no time has Seller presented to the Purchaser or any other party with or solicited the Purchaser or any other party through any publicly issued or circulated newspaper, mail, radio, television, Internet or other form of general advertisement or solicitation in connection with the transfer of the Shares. 4.3 Title to Shares. Seller is the beneficial owner of and has valid marketable title to the Pre-Exchange Shares identified opposite Seller’s name on Schedule A, free and clear of any pledge, lien, security interest, encumbrance, trust, claim, pledge, mortgage, option, equitable interest or other restrictions of any kind other than the Transfer Restrictions, and, upon the Exchange, Seller will be the beneficial owner of and have valid marketable title to the Shares, free and clear of the same. Other than pursuant to the Transfer Restrictions, Seller has not granted any third party any rights in the Pre-Exchange Shares or the Shares, and such shares are fully vested and not subject to any vesting provisions. Upon the sale and transfer of the Shares, and payment therefor, in accordance with the provisions of this Agreement, the Purchaser will acquire absolute, valid marketable title to the Shares being acquired by the Purchaser hereunder, free and clear of any pledge, lien, security interest, encumbrance, trust, claim, pledge, mortgage, option, equitable interest or other restrictions of any kind other than pursuant to the Transfer Restrictions. Except as contemplated by the agreements entered into in connection with the Primary Transactions Agreement, Seller is not a party to, nor has knowledge of, any agreements, written or oral, relating to the acquisition, disposition or registration under the 1933 Act, or voting of, shares of the capital stock of the Company. 4.4 Consents. All consents, approvals, authorizations and orders required for the execution and delivery of this Agreement and (a) the exchange of Seller’s Pre-Exchange Shares for the Exchange Stock and (b) the transfer of the Shares under this Agreement have been obtained and are in full force and effect. 4.5 Authority. Seller has full legal right, power and authority to enter into and perform its obligations under this Agreement, to effect the Exchange of Seller’s Pre-Exchange Shares for the Exchange Stock, and to transfer the Shares under this Agreement, and Seller is not obligated to transfer or exchange the Pre-Exchange Shares or the Shares to or with any other person or entity other than pursuant to the Transfer Restrictions. 4.6 Sophisticated Seller. Seller (a) is a sophisticated individual familiar with transactions similar to those contemplated by this Agreement, (b) has adequate information concerning the business and financial condition of the Company to make an informed decision

DB1/ 173449794.10 regarding the sale of the Shares, (c) has independently and without reliance upon the Purchaser, and based on such information and the advice of such advisors as Seller has deemed appropriate, made its own analysis and decision to enter into this Agreement. Seller acknowledges that neither the Company, the Purchaser nor any affiliates thereof is acting as a fiduciary or financial or investment adviser to Seller, and has not given Seller any investment advice, opinion or other information on whether the sale of the Shares is prudent. Seller acknowledges that (i) the Purchaser and the Company currently may have, and later may come into possession of, information with respect to the Company that is not known to Seller and that may be material to a decision to sell the Shares (“Seller Excluded Information”), (ii) Seller has determined to sell the Shares notwithstanding its lack of knowledge of Seller Excluded Information and (iii) neither the Purchaser nor the Company shall have any liability to Seller, and Seller waives and releases any claims that he might have against the Purchaser and the Company whether under applicable securities laws or otherwise, with respect to the nondisclosure of Seller Excluded Information in connection with the sale of the Shares and the transactions contemplated by this Agreement. Seller acknowledges and understands that the Shares may increase in value after the date hereof and that Seller shall not realize the upside potential with respect to the Shares. Seller understands that the Purchaser will rely on the accuracy and truth of the foregoing representations, and Seller hereby consents to such reliance. 4.7 Full Disclosure. Seller acknowledges that Seller has received all the information it considers necessary or appropriate for deciding whether to enter into this Agreement. Seller further represents that Seller has had an opportunity to ask questions and receive full answers from the Company concerning, among other things, its financial condition, its management, its prior activities and any other information which Seller considers relevant or appropriate in connection with entering into this Agreement. 4.8 Purchase Price. Seller acknowledges that the Purchase Price represents a negotiated price. 4.9 No Purchaser Reimbursement. To Seller’s knowledge, no portion of the Purchase Price paid by the Purchaser has been or will be delivered, paid or remitted, directly or indirectly, to the Purchaser or any of its affiliates. Seller has not and will not enter into any agreement providing for the delivery, payment or remittance, directly or indirectly, of any portion of the Purchase Price paid by the Purchaser or any of its affiliates. 4.10 Tax Matters. In making the decision to sell the Shares, Seller has been given an opportunity to consult with Seller’s own attorney and tax professionals regarding the federal, state, local and foreign tax consequences of this sale of the Shares and the transactions contemplated by this Agreement. Seller is not relying on any statements or representations of the Company or the Purchaser, or any counsel, advisor or agent of the Company or the Purchaser. Seller expressly acknowledges and agrees that neither the Purchaser nor the Company, nor any of their respective agents has made any representation to Seller with respect to the tax or other financial treatment of the transactions contemplated by this Agreement. Seller shall be solely responsible for the payment of any and all income, transfer, withholding and other taxes, filing and recording fees and similar charges relating to the transactions contemplated herein, including any interest, penalty or addition thereto.

DB1/ 173449794.10 4.11 No Conflicts. The execution, delivery and performance of this Agreement by Seller, and the consummation of the transactions contemplated hereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to Seller, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person or entity, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which Seller is a party or by which it is bound or to which any assets of Seller are subject, or (d) result in the creation of any lien or encumbrance upon the assets of Seller, or upon any such Shares or other securities of the Company. 4.12 Investment in Exchange Stock. Seller acknowledges that, pursuant to the Exchange, Seller will acquire shares of Exchange Stock, and represents that Seller is acquiring such shares for Seller’s own account, for investment purposes only and not with a view to distribution, except for the immediate resale to Purchaser contemplated by this Agreement. 4.13 Accredited Investor. Seller is an accredited investor as defined in Rule 501(a) of Regulation D. 4.14 Access to Information; No Reliance. Seller has had access to information regarding the Company sufficient to evaluate the Exchange and has not relied on the Company or Purchaser in making the decision to accept Series G Preferred Stock in the Exchange. 4.15 No Registration. Seller understands the Series G Preferred Stock received in the Exchange has not been registered under the 1933 Act and is subject to transfer restrictions, mitigated by the immediate, contemporaneous resale to the Purchaser at the Backstop Closing. 4.16 Compliance with Securities Laws. Seller understands and acknowledges that, in reliance upon the representations and warranties made by the Seller herein, the Purchaser Stock is not being registered with the SEC under the 1933 Act, but instead is being issued under an exemption or exemptions from the registration requirements of the 1933 Act and other applicable securities laws which impose certain restrictions on the Seller’s ability to transfer the Purchaser Stock, subject to the rights of Seller under the Registration Rights Agreement. 4.17 Securities Law Restrictions on Transfer. Seller understands that Seller may not transfer the Purchaser Stock unless such Purchaser Stock is registered under the 1933 Act and any other applicable securities laws or an exemption from such registration requirements is available. Seller acknowledges that, except as expressly provided in the Registration Rights Agreement, the Purchaser is under no obligation to register the Purchaser Stock under the 1933 Act or any other applicable securities laws. 4.18 Rule 144. Seller is aware of the provisions of Rule 144 and that any resale of Purchaser Stock in reliance on Rule 144 must satisfy the applicable requirements of Rule 144. 5. Representations and Warranties of Company. The Company represents and warrants to the Purchaser and the Sellers as follows:

DB1/ 173449794.10 5.1 Primary Transactions Agreement. The Company makes those representations and warranties to the Purchaser as, and to the same extent, set forth in Section 2 of the Primary Transactions Agreement, subject to the exceptions set forth in the Disclosure Schedule attached thereto. 5.2 Authorization. The Company has full power and authority to enter into this Agreement and to consummate the Exchange and issue the Exchange Stock in connection therewith. All corporate action required to be taken by the Board of Directors and the Company’s stockholders in order to authorize the Company to enter into this Agreement, consummate the Exchange and issue the Exchange Stock has been taken or will be taken prior to the Backstop Closing. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Backstop Closing, and the issuance and delivery of the Exchange Stock in connection with the Exchange has been taken or will be taken prior to the Backstop Closing. This Agreement constitutes its valid and legally-binding obligation, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. 5.3 No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, including the Exchange or the issuance and delivery of the Exchange Stock in connection therewith, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person or entity, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, or (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon the Exchange Stock, the Conversion Shares or other securities of the Company. 5.4 Valid Issuance of Exchange Stock. The Exchange Stock, when issued and delivered in accordance with the terms of this Agreement in connection with the Exchange, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Seller or the Purchaser. Assuming the accuracy of the representations of the Sellers and the Purchaser in this Agreement, the Exchange Stock will be issued in compliance with all applicable federal and state securities laws. The Conversion Shares have been duly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, will be validly issued, fully paid and nonassessable. 6. Compliance with Laws and Regulations. The Exchange and the sale and transfer of the Shares will be subject to and conditioned upon compliance by the Company, the Purchaser and Sellers with all applicable state and federal laws and regulations and with all

DB1/ 173449794.10 applicable requirements of any stock exchange or automated quotation system on which the Company’s securities may be listed or quoted at the time of such sale or transfer. 7. No Reliance. The Sellers and the Purchaser acknowledge and agree that neither the Company, nor any of its stockholders, officers, directors, employees, or agents (other than the Sellers and the Purchaser) have (a) acted as an agent, finder or broker for the Sellers or the Purchaser or their respective agents with respect to the offer, purchase and/or sale of the Shares, (b) made any representations or warranties of any kind, express or implied, to the Sellers or the Purchaser or their respective agents in connection with the Exchange or the offer, purchase and/or sale of the Shares, other than to the Purchaser as set forth in Section 5, or (c) have at any time had any duty to the Sellers or the Purchaser or their respective agents to disclose any information relating to the Company, its business, or financial condition or relating to any other matters in connection with the Exchange or the offer, purchase and/or sale of the Shares. In making the decision to exchange the Pre-Exchange Shares for Exchange Stock in the Exchange and sell the Shares, the Sellers are relying solely on their own knowledge and experience and the representations and warranties of the Purchaser (and not on any information provided by the Company or its agents). In making its decision to purchase the Shares, the Purchaser is relying solely on its own knowledge and experience and the representations and warranties of each Seller expressly set forth in this Agreement and of the Company expressly set forth in this Agreement (and not on any other information provided by the Company or its agents). 8. Restrictive Legends and Stop-Transfer Orders. 8.1 Legends. Unless otherwise agreed by the Company, the Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by (a) state or federal securities laws, (b) the Restated Certificate, as amended from time to time, or the Company’s bylaws, (c) any other agreement affecting the Shares between each Seller and the Company, or between each Seller and any third party, or (d) any other agreement applicable to Purchaser including, but not limited to, the Primary Transactions Agreement and the other Transaction Agreements: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.” “THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH

DB1/ 173449794.10 INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.” 8.2 Stop-Transfer Instructions. The Purchaser agrees that, in order to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company acts as its own transfer agent, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or receive dividends, to the Purchaser or other purchasers to whom such Shares have been so transferred. The Purchaser further understands and agrees that the Company may require written assurances, in form and substance satisfactory to counsel for the Company (which may include a requirement that the Purchaser’s counsel provide a legal opinion acceptable to the Company), before the Company effects any future transfers of the Shares. 9. General Provisions. 9.1 Successors and Assigns; Assignment. Except as otherwise provided herein, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 9.2 Governing Law. This Agreement will be governed by and construed in accordance with the corporate laws of the State of Delaware as such laws apply to contracts entered into and wholly to be performed therein by residents of such state. 9.3 Dispute Resolution. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above- named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF

DB1/ 173449794.10 THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. 9.4 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of (a) actual receipt or (b) (i) one (1) Business Day after delivery by confirmed facsimile transmission, (ii) one (1) Business Day after the business day of deposit with a nationally recognized overnight courier service for next day delivery, freight prepaid, or (iii) three (3) Business Days after deposit with the United States Post Office for delivery by registered or certified mail, postage prepaid. Any such notice shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties: (a) In the case of the Company, to the address set forth next to the Company on its signature page with a copy (which shall not constitute notice) to Wilson Sonsini Goodrich & Rosati, P.C. (“WSGR”), 650 Page Mill Road, Palo Alto, CA 94304, Attn: Rezwan Pavri, rpavri@wsgr.com; (b) in the case of a Seller, to the address set forth next to such Seller’s name on its signature page; and (c) in the case of the Purchaser, to the address set forth next to Purchaser’s name on its signature page with a copy (which shall not constitute notice) to Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, PA 19103-3007, Attn: Aaron D. Suh (aaron.suh@morganlewis.com) and Jeffrey P. Bodle (jeffrey.bodle@morganlewis.com). 9.5 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement. 9.6 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “Sections” and “Exhibits” will mean sections of this Agreement and exhibits hereto. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Primary Transactions Agreement. 9.7 Entire Agreement. This Agreement, the Primary Transactions Agreement, the other Transaction Agreements, and the agreements and documents referred to herein, together with all the schedules and exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and

DB1/ 173449794.10 supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof. 9.8 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the foregoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then the parties agree to substitute such provision(s) through good faith negotiations. 9.9 Amendment and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company, the Sellers and the Purchaser. Any amendment or waiver effected in accordance with this Section 9.9 shall be binding upon the parties hereto and each transferee of the Shares (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company. 9.10 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 9.11 Costs and Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom. 9.12 No Finder’s Fees. The Sellers and the Purchaser, severally and not jointly, represent to each other and the Company that such party neither is nor will be obligated for any finder’s fee or commission in connection with the transactions contemplated by this Agreement. Purchaser agrees to indemnify and to hold harmless the Company and the Sellers from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees, or representatives is responsible. The Sellers, severally and not jointly, agree to indemnify and to hold harmless the Company and the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which Sellers or any of their officers, employees, or representatives is responsible.

DB1/ 173449794.10 9.13 Specific Performance. Unless this Agreement has been terminated, each party to this Agreement acknowledges and agrees that any breach by it of this Agreement shall cause any (or either) of the other parties irreparable harm which may not be adequately compensable by money damages. Accordingly, except in the case of termination, in the event of a breach or threatened breach by a party of any provision of this Agreement, each party shall be entitled to seek the remedies of specific performance, injunction or other preliminary or equitable relief, without having to prove irreparable harm or actual damages. The foregoing right shall be in addition to such other rights or remedies as may be available to any party for such breach or threatened breach, including but not limited to the recovery of money damages, and the parties agree that such equitable remedies may be enforced in any federal or state courts located in the District of Delaware. 9.14 Confidentiality. The Purchaser and the Sellers agree to keep confidential and not disclose to any third party directly the terms and conditions of this Agreement, provided that nothing shall prevent any such party from disclosing such information (i) to the extent necessary in connection with the exercise of any remedy under this Agreement, (ii) to another party to this Agreement, (iii) to any federal, state, local, or foreign court, legislative, executive, or regulatory authority, or agency having jurisdiction over such party, including tax authorities, to the extent necessary and/or required to comply with such party’s obligations under any applicable law, (iv) to such party’s Representatives (as defined below) that in the reasonable judgment of such party need to know such information so long as any such Representative is directed and/or obligated to keep such information confidential, (v) to the extent such information is or becomes generally available to the public other than, through a breach of this section; (vi) pursuant to any order of any court or administrative agency, and/or request or demand by and/or of any federal, state, local, or foreign court, legislative, executive, or regulatory authority, or agency having jurisdiction over such party, or pursuant to any federal securities law or exchange rules; (vii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories, or other discovery requests; and (viii) by any Seller (or any of its Affiliates) to its and their existing or prospective partners, members, investors and other equityholders in the ordinary course of such Person’s fund reporting or fundraising activities, so long as such recipients are subject to customary confidentiality obligations. As used in this Section 9.14, (x) “Representatives” means, with respect to any party, any of such party’s or such party’s affiliates, directors, officers, employees, general partners, attorneys, accountants, financial and other advisers. The confidentiality obligations set forth in this Section shall terminate on the fifth (5th) anniversary of the Backstop Closing. 9.15 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby. 9.16 Fees and Expenses. Irrespective of whether the Backstop Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and related agreements. 9.17 Waiver of Conflicts. Each party to this Agreement acknowledges that WSGR, counsel for the Company, may have in the past performed, and may continue to or in the future perform, legal services for certain of the Sellers and the Purchaser in matters that are

DB1/ 173449794.10 similar, but not substantially related, to the transactions described in this Agreement, including the representation of such Sellers and the Purchaser in venture capital financings and other matters. Accordingly, each party to this Agreement hereby acknowledges that (a) they have had an opportunity to ask for information relevant to this disclosure, and (b) WSGR represents only the Company with respect to the Agreement and the transactions contemplated hereby. The Company gives its informed consent to WSGR’s existing and/or future representation of such Sellers and the Purchaser in matters not substantially related to this Agreement, and each of the Sellers and the Purchaser hereby gives its informed consent to WSGR’s representation of the Company in connection with this Agreement and the transactions contemplated hereby. [Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. COMPANY: SKYDIO, INC. /s/ Adam Bry Adam Bry Chief Executive Officer Address: 3000 Clearview Way San Mateo, CA 94402

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. PURCHASER: AXON ENTERPRISE, INC. /s/ Brittany Bagley By: Brittany Bagley Its: Chief Operating Officer & Chief Financial Officer Address: 17800 N. 85th St. Scottsdale, AZ 85255

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. SELLER: ANDREESSEN HOROWITZ LSV FUND II, L.P. By: [**] [**] Name: [**] Title: [**] ANDREESSEN HOROWITZ LSV FUND III, L.P. By: [**] [**] Name: [**] Title: [**] Address: [**]

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. SELLER: ANDREESSEN HOROWITZ LSV FUND IV, L.P. By: [**] [**] Name: [**] Title: [**] AH PARALLEL FUND IV, L.P. By: [**] [**] Name: [**] Title: [**] Address: [**]

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. SELLER: INSTITUTIONAL VENTURE PARTNERS XV, L.P. By: [**] [**] Name: [**] Title: [**] INSTITUTIONAL VENTURE PARTNERS XV EXECUTIVE FUND, L.P. By: [**] [**] Name: [**] Title: [**] Address: [**]

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. SELLER: LINSE CAPITAL FUND I LP By: [**] [**] Name: [**] Title: [**] LEVITATE CAPITAL SKY LLC By: [**] [**] Name: [**] Title: [**] LEVITATE CAPITAL, LP By: [**] [**] Name: [**] Title: [**] Address: [**]

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. SELLER: LINSE CAPITAL SKY II LLC By: [**] [**] Name: [**] Title: [**] LINSE CAPITAL SKY III LLC By: [**] [**] Name: [**] Title: [**] Address: [**]

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. SELLER: NEXT47 FUND 2020 L.P. By: [**] [**] Name: [**] Title: [**] NEXT47 FUND 2021 L.P. By: [**] [**] Name: [**] Title: [**] Address: [**]

IN WITNESS WHEREOF, the parties have executed this Secondary Stock Purchase and Exchange Agreement, as of the date first written above. SELLER: NEXT47 FUND 2022 L.P. By: [**] [**] Name: [**] Title: [**] NEXT47 FUND 2024 L.P. By: [**] [**] Name: [**] Title: [**] Address: [**]